SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2003


                        National Instruments Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                     0-25426                   74-1871327
      (State or other         (Commission File Number)         (IRS Employer
      jurisdiction of                                       Identification No.)
       Incorporation


11500 North MoPac Expressway, Austin, Texas                        78759
  (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (512) 338-9119

          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     99.1 Press Release dated October 23, 2003.

Item 12. Results of Operation and Financial Condition. The information in this Form 8-K is furnished under Item 12 - Results of Operations and Financial Condition - as provided in SEC Release No. 34-47226.

     On October 23, 2003, National Instruments Corporation announced the results of operations for the quarter ended September 30, 2003. The complete press release is attached to this report as Exhibit 99.1.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 23, 2003              NATIONAL INSTRUMENTS CORPORATION



                                     /s/ DAVID G. HUGLEY
                                     ------------------------------------------
                                     David G. Hugley
                                     Vice President & General Counsel
                                     Secretary

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                                INDEX TO EXHIBITS


Exhibit Number    Description of Document

    99.1          Press Release dated October 23, 2003.